UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

 FORM N-CSRS

Investment Company Act file number: 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2020

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2020

Semiannual Report

to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to the Shareholders
8	Performance Summary
10	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets

18	Financial Highlights
20	Notes to Financial Statements
28	Report of Annual Meeting of Stockholders
29	Additional Information
31	Privacy Statement

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union (EU), the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period, initially through December 31, 2020, in which the United Kingdom will seek to negotiate and finalize a trade deal with the EU, but that may be extended for up to two years. During this transition period, the United Kingdom will effectively remain in the EU from an economic perspective but will no longer have any political representation on the EU parliament. Significant uncertainty exists regarding the outcome of these negotiations and any adverse economic and political effects it may have on the United Kingdom, other EU countries and the global economy.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The New Germany Fund, Inc.

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2020, the total return of The New Germany Fund, Inc. (the “Fund”) in U.S. dollars (USD) was 1.65% based on net asset value and –0.98% based on market price. During the same period, the total return in USD of the Fund’s blended benchmark (a custom blend of the MDAX Index, 80% weight, and the SDAX Index, 20% weight) was –8.45%.1 The Fund’s discount to net asset value averaged 14.48% for the period in review, compared with 12.04% over the same period in 2019.

The Fund’s relative outperformance of the benchmark over the six-month period was driven by sector allocation and stock selection. In particular, relative performance benefited from overweights in consumer discretionary stocks and underweights in industrials.

Looking at the macroeconomic picture, the strong, unprecedented reaction from governments and central banks to the COVID-19 outbreak seems to have worked so far, including Germany’s 130 billion euro fiscal stimulus program, combined with the European Union (EU) proposal of a 750 billion euro recovery fund. The European Central Bank extended quantitative easing by 600 billion euros.

Recovery was facilitated by the rapid decline in new coronavirus infections cases in Europe, but also in China, leading to a faster than expected easing of economic lockdowns in many countries. As the number of new infections started to decline, May saw the easing of lockdowns in Germany, France, Italy and Spain. In turn, this allowed for the worldwide recovery of purchasing manager indices (PMIs), as well as the German ifo Business Climate index, which rebounded rapidly.2,3

Elsewhere, some short-cycle economic leading indicators deteriorated, often faster than expected. German unemployment rose to 6.3% in May, industrial indices were down 25% year over year, and factory orders declined 37% year over year. However, consumer sentiment held up better than expected. German manufacturing PMI and service PMI remained at approximately 45, and the important ifo Business Climate Index was resilient at 86 in June, up from 79.5 in May. In addition, the expectations component increased to 91.4. Similarly, the GfK German

The New Germany Fund, Inc.	|	3

Consumer Climate Index recovered significantly in June to –9.6 from –18.9 in May.4 Germany’s consumer price index continued at a pedestrian pace of 0.9% in June. Similarly in Europe, manufacturing and service PMI indices staged a stronger than expected recovery in the Eurozone in June to approximately 47, from less than 40 in May.

In general, German consumer trends remained more resilient than industrial trends on a relative basis. Fairly steady employment figures, thanks in part to government action, allowed for a rapid rebound in consumer sentiment. The Fund continued to overweight consumer and technology companies where we find structural growth due to changes in consumer preferences and demographic trends. Many of the most successful companies in the German small- and mid-cap segments are found here.

Echoing the previous period, within the consumer discretionary segment, the online food service companies Delivery Hero SE and HelloFresh SE contributed meaningfully to relative performance. HelloFresh, the global leader in meal kits, has benefited from the work-from-home trend. The company exceeded its earnings forecasts after already delivering healthy earnings the previous year. Delivery Hero continued to advance, as it too benefits from work-from-home, and its food delivery segment continues to consolidate meaningfully. Following its own proposed acquisition of its South Korean peer, two of the four relevant players in the United States received takeover offers as well, demonstrating the attractiveness of the sector.

Zalando SE, Europe’s largest online fashion reseller, was another solid contributor for the period. The company has grown beyond the original wholesale-only model, and is quickly becoming a key fulfillment and marketing partner for leading fashion and sports brands eager to sell

Sector Diversification (As a % of Equity Securities)	6/30/20	12/31/19
Consumer Discretionary	28%	21%
Industrials	17%	25%
Health Care	10%	10%
Materials	10%	9%
Real Estate	10%	11%
Information Technology	9%	6%
Communication Services	7%	9%
Financials	4%	6%
Consumer Staples	3%	1%
Utilities	2%	2%
	100%	100%

4	|	The New Germany Fund, Inc.

online. This allows Zalando to expand its product offering without taking inventory risk, while being paid for extra services. All in all, Zalando supports its top-line growth and at the same time allows for better margins. The online fashion market has substantially outgrown physical stores year to date, a beneficiary of the lockdowns.

Within the technology sector, two holdings were primary contributors. First, the software company TeamViewer AG, a leader in remote connectivity software, was a clear winner from the acceleration in the remote working trend. Dialog Semiconductor PLC also contributed, as the chip designer benefited from meaningful hardware demand.

While the Fund’s underweight in industrials contributed to relative performance, holdings in air-traffic-related companies detracted from returns. In particular, the Fund’s position in Fraport AG Frankfurt Airport Services Worldwide, the operator of the Frankfurt airport and several other smaller international airports, suffered. Compared to peers, the company has an above-average dependence on interconnection traffic and on its flag carrier, and neither was helpful during the period. Additional, Fraport’s ongoing capacity expansion project put additional strain on its cash flows, while the need for additional capacity seems to be further in the future than previously anticipated.

Ten Largest Equity Holdings at June 30, 2020 (48.4% of Net Assets)		Percent
1.	HelloFresh SE	6.6%
2.	Delivery Hero SE	6.6%
3.	Airbus SE	5.9%
4.	Zalando SE	5.7%
5.	LEG Immobilien AG	4.6%
6.	Symrise AG	4.4%
7.	TeamViewer AG	4.1%
8.	Scout24 AG	3.8%
9.	Dialog Semiconductor PLC	3.4%
10.	Brenntag AG	3.3%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

The New Germany Fund, Inc.	|	5

Market Outlook

Our outlook will continue to depend on the scenarios regarding the evolution of the coronavirus pandemic. Equity market valuations appear stretched at the moment. Nevertheless, our base case is for moderate upside potential following the recent recovery. We believe we may see earnings declining by 25% to 33% in 2020, then rebounding in 2021. We prefer quality and growth stocks rather than pure value equities, and we are emphasizing the technology & health care sectors.

Key risks center on the possibility of a second wave of COVID-19 infections. Should infections once again surge, we expect selective and local lockdowns without a broad-based shutdown. Further, we are monitoring the OPEC price war, with potentially decreasing discipline in the event of production cuts and renewed oil price rises, and distortions due to a lack of storage capacity. In addition, trade tensions between the United States and China have re-emerged, with recent Chinese legislation affecting Hong Kong as a new issue in dispute. The upcoming U.S. elections also factor into market uncertainty. In terms of EU politics, we see the possibility that Brexit negotiations could fail as the principal risk. Also, the implementation of the EU recovery plan could face some delays, as it still requires some approvals and implementation on the national level.

Sincerely,

Christian Strenger	Philipp Schweneke,	Hepsen Uzcan
Chairman	Deputy Portfolio Manager	Interested Director, President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

[1]

The MDAX is a total-rate-of-return index of 60 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The SDAX is a total return index that tracks the 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Fund’s blended benchmark index.

6	|	The New Germany Fund, Inc.

[2]

Maintained by the Institute for Supply Management (ISM), the PMI is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

[3]	The ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

[4]	The Gfk German Consumer Climate Index measures the level of consumer confidence in the country’s economic activity.

The New Germany Fund, Inc.	|	7

Performance Summary	June 30, 2020 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/20

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	1.65%	14.30%	11.89%	14.81%
Market Price(a)	(0.98)%	10.61%	10.12%	14.31%
Blended index: 80% German Mid Cap Index (MDAX) / 20% German Small Cap Index (SDAX)(b)	(8.45)%	(0.35)%	6.03%	11.30%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2020 was 1.14%.

[b]

The MDAX is a total-return index of 60 mid-cap issues that rank below the DAX, with a focus on technology companies. The SDAX is a total-return index that tracks 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover, with a focus on technology companies. The DAX is a total-return index of 30 selected German blue chip stocks traded on the Frankfurt exchange.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the blended index consisting of 80% MDAX / 20% SDAX.

‡	Total returns shown for periods less than one year are not annualized.

8	|	The New Germany Fund, Inc.

Net Asset Value and Market Price

	As of 6/30/20	As of 12/31/19
Net Asset Value	$17.87	$17.97
Market Price	$15.18	$15.68

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 6/30/20:
Income	$0.003
Capital Gains	$0.338

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

The New Germany Fund, Inc.	|	9

Schedule of Investments	as of June 30, 2020 (Unaudited)

	Shares	Value ($)
Germany 86.1%
Common Stocks 83.4%

Airlines 1.4%
Deutsche Lufthansa AG (Registered)* †	386,104	3,878,240

Auto Components 3.2%

Hella GmbH & Co. KGaA	146,278	5,981,033

SAF-Holland SE*	521,533	3,072,720

		9,053,753

Banks 0.6%
Commerzbank AG	401,788	1,790,420

Biotechnology 1.1%
MorphoSys AG*	24,464	3,090,172

Building Products 0.4%
Steico SE	29,565	1,112,547

Capital Markets 0.7%
Flatex AG*	37,680	1,925,830

Chemicals 7.0%

Evonik Industries AG	125,368	3,184,073

LANXESS AG*	59,215	3,123,601

Symrise AG ‘‘A’’	106,015	12,325,468

Wacker Chemie AG	16,553	1,134,977

		19,768,119

Diversified Financial Services 1.3%

GRENKE AG†	21,271	1,639,109

Hypoport SE*	4,295	1,900,882

		3,539,991

Diversified Telecommunication Services 1.2%
United Internet AG (Registered)	79,934	3,385,976

Electrical Equipment 0.4%
Nordex SE* †	106,910	1,057,410

Food Products 2.5%
KWS Saat SE & Co. KGaA	96,249	7,211,371

Health Care Equipment & Supplies 2.6%

Carl Zeiss Meditec AG	10,989	1,071,454

Siemens Healthineers AG 144A	126,771	6,073,440

		7,144,894

Independent Power & Renewable Electricity Producers 2.2%

Encavis AG†	256,469	3,739,429

Uniper SE	77,416	2,495,792

		6,235,221

The accompanying notes are an integral part of the financial statements.

10	|	The New Germany Fund, Inc.

	Shares	Value ($)

Insurance 1.7%

Hannover Rueck SE	15,415	2,656,224

Talanx AG	58,809	2,185,270

		4,841,494

Interactive Media & Services 5.0%

New Work SE	11,525	3,521,321

Scout24 AG 144A	137,081	10,632,532

		14,153,853

Internet & Direct Marketing Retail 19.0%

Delivery Hero SE 144A*	182,292	18,625,752

HelloFresh SE*	350,476	18,660,891

Zalando SE 144A*	227,899	16,071,614

		53,358,257

IT Services 1.4%

Bechtle AG	21,641	3,816,566

Secunet Security Networks AG*	734	169,848

		3,986,414

Life Sciences Tools & Services 1.2%
Evotec SE* †	122,525	3,330,702

Machinery 3.5%

Deutz AG	730,895	3,435,124

JOST Werke AG 144A*	96,537	3,258,622

KION Group AG*	18,890	1,162,809

Pfeiffer Vacuum Technology AG	4,519	834,526

Vossloh AG	25,817	1,129,559

		9,820,640

Media 1.0%
ProSiebenSat.1 Media SE	235,363	2,799,819

Metals & Mining 3.0%
thyssenkrupp AG* †	1,206,228	8,555,192

Pharmaceuticals 0.7%
Dermapharm Holding SE	41,744	2,076,570

Professional Services 0.1%
Amadeus Fire AG*	3,233	400,932

Real Estate Management & Development 8.3%

Instone Real Estate Group AG 144A*	305,786	6,629,346

LEG Immobilien AG	101,926	12,937,763

PATRIZIA AG*	73,222	1,772,493

TAG Immobilien AG	27,997	667,348

TLG Immobilien AG*	69,420	1,359,182

		23,366,132

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	11

	Shares	Value ($)

Software 4.6%

CompuGroup Medical SE & Co. KgaA	16,411	1,291,335

TeamViewer AG 144A*	213,204	11,639,314

		12,930,649

Specialty Retail 2.4%
Fielmann AG	98,788	6,647,017

Textiles, Apparel & Luxury Goods 2.1%
Puma SE	74,826	5,784,462

Thrifts & Mortgage Finance 0.1%
Deutsche Pfandbriefbank AG 144A	34,202	249,724

Trading Companies & Distributors 3.3%
Brenntag AG	174,732	9,179,850

Transportation Infrastructure 1.4%

Fraport AG Frankfurt Airport Services Worldwide* †	63,457	2,767,138

Hamburger Hafen und Logistik AG	60,746	1,028,999

		3,796,137
Total Common Stocks (Cost $168,643,425)		234,471,788

Preferred Stocks 2.7%
Health Care Equipment & Supplies 2.3%
Sartorius AG	19,325	6,351,694

Machinery 0.4%
Jungheinrich AG	51,373	1,198,003
Total Preferred Stocks (Cost $2,610,517)		7,549,697

Total Germany (Cost $171,253,942)		242,021,485

France 6.4%
Common Stocks

Aerospace & Defense 5.9%
Airbus SE	232,055	16,557,592

Life Sciences Tools & Services 0.5%
Sartorius Stedim Biotech	5,467	1,381,743
Total France (Cost $8,580,425)		17,939,335

United Kingdom 3.4%
Common Stocks

Semiconductors & Semiconductor Equipment 3.4%
Dialog Semiconductor PLC* (Cost $7,553,839)	206,863	9,436,514

The accompanying notes are an integral part of the financial statements.

12	|	The New Germany Fund, Inc.

	Shares	Value ($)

Netherlands 2.7%
Common Stocks

Internet & Direct Marketing Retail 0.9%
Shop Apotheke Europe NV 144A* †	20,188	2,412,852

Life Sciences Tools & Services 1.8%
QIAGEN NV*	120,569	5,192,584
Total Netherlands (Cost $3,483,648)		7,605,436

Luxembourg 1.2%
Common Stocks

Real Estate Management & Development 1.2%
Corestate Capital Holding SA† (Cost $5,018,362)	172,321	3,476,484

Securities Lending Collateral 7.8%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 0.05% (Cost $21,964,082) (a) (b)	21,964,082	21,964,082

Cash Equivalents 0.0%
DWS Central Cash Management Government Fund, 0.12% (Cost $178) (b)	178	178

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $217,854,476)	107.6	302,443,514
Other Assets and Liabilities, Net	(7.6)	(21,433,408)

Net Assets	100.0	281,010,106

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2020 are as follows:

Value ($) at 12/31/2019	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2020	Value ($) at 6/30/2020
Securities Lending Collateral 7.8%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 0.05% (a) (b)
9,548,819	12,415,263	(c)	—	—	—	146,937	—	21,964,082	21,964,082
Cash Equivalents 0.0%
DWS Central Cash Management Government Fund, 0.12% (b)
393,417	36,184,080		36,577,319	—	—	7,171	—	178	178
9,942,236	48,599,343		36,577,319	—	—	154,108	—	21,964,260	21,964,260

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	13

*	Non-income producing security.

†	All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2020 amounted to $21,010,425, which is 7.5% of net assets.

(a)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2020.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry subgroup level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Securities are listed in the country of domicile. For purposes of the Fund’s investment objective policy to invest in German companies, non-Germany domiciled securities may qualify as German companies as defined in the Fund’s Statement of Investment Objectives, Policies and Investment Restrictions.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (d)
Germany	$242,021,485	$—	$—	$242,021,485
France	17,939,335	—	—	17,939,335
United Kingdom	9,436,514	—	—	9,436,514
Netherlands	7,605,436	—	—	7,605,436
Luxembourg	3,476,484	—	—	3,476,484
Short-Term Instruments (d)	21,964,260	—	—	21,964,260
Total	$302,443,514	$—	$—	$302,443,514

(d)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

14	|	The New Germany Fund, Inc.

Statement of Assets and Liabilities

as of June 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $195,890,216) — including $21,010,425 of securities loaned	$280,479,254
Investment in DWS Central Cash Management Government Fund (cost $178)	178
Investment in DWS Government & Agency Securities Portfolio (cost $21,964,082)*	21,964,082
Foreign currency, at value (cost $1,673,515)	1,676,421
Receivable for investments sold	1,075,579
Dividends receivable	8,417
Foreign taxes recoverable	20,353
Interest receivable	52,047
Other assets	43,955
Total assets	305,320,286

Liabilities
Payable upon return of securities loaned	21,964,082
Payable for investments purchased	1,811,582
Payable for Fund shares repurchased	151,823
Investment advisory fee payable	148,244
Payable for Directors’ fees and expenses	50,478
Administration fee payable	45,316
Accrued expenses and other liabilities	138,655
Total liabilities	24,310,180
Net assets	$281,010,106

Net Assets Consist of
Distributable earnings (gain)	100,905,865
Paid-in capital	180,104,241
Net assets	$281,010,106

Net Asset Value

Net assets value per share ($281,010,106 ÷ 15,729,028 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$17.87

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	15

Statement of Operations

for the six months ended June 30, 2020 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $160,735)	$1,400,348
Income distributions — DWS Central Cash Management Government Fund	7,171
Securities lending income, net of borrower rebates	146,937
Total investment income	1,554,456
Expenses:

Investment advisory fee	841,042
Administration fee	255,484
Custody and accounting fee	59,318
Services to shareholders	7,954
Reports to shareholders and shareholder meeting expenses	26,186
Directors’ fees and expenses	84,414
Legal fees	98,362
Audit and tax fees	33,980
NYSE listing fee	16,781
Insurance	13,335
Miscellaneous	15,239
Net expenses	1,452,095
Net investment income	102,361

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	16,327,396
Foreign currency	48,880
Net realized gain (loss)	16,376,276
Change in net unrealized appreciation (depreciation) on:

Investments	(13,324,783)
Foreign currency	(22,372)
Change in net unrealized appreciation (depreciation)	(13,347,155)
Net gain (loss)	3,029,121
Net increase (decrease) in net assets resulting from operations	$3,131,482

The accompanying notes are an integral part of the financial statements.

16	|	The New Germany Fund, Inc.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Operations:

Net investment income (loss)	$102,361	$2,230,501
Net realized gain (loss)	16,376,276	6,327,504
Change in net unrealized appreciation (depreciation)	(13,347,155)	70,384,387
Net increase (decrease) in net assets resulting from operations	3,131,482	78,942,392
Distributions to shareholders	(5,354,538)	(8,299,113)
Fund share transactions:

Net proceeds from reinvestment of distributions	2,386,832	12,970,744
Shares repurchased	(4,329,262)	(9,025,360)
Net increase (decrease) in net assets from Fund share transactions	(1,942,430)	3,945,384
Total increase (decrease) in net assets	(4,165,486)	74,588,663
Net assets at beginning of period	285,175,592	210,586,929

Net assets at end of period	$281,010,106	$285,175,592

Other Information
Shares outstanding at beginning of period	15,870,103	15,560,614
Shares issued from reinvestment of distributions	156,925	952,989
Shares repurchased	(298,000)	(643,500)

Shares outstanding at end of period	15,729,028	15,870,103

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	17

Financial Highlights

	Six Months Ended 6/30/20		Years Ended December 31,
	(Unaudited)		2019	2018	2017	2016	2015

Per Share Operating Performance
Net asset value, beginning of period	$17.97		$13.53	$21.49	$14.97	$16.19	$15.32
Income (loss) from investment operations:

Net investment income (loss)[a]	.01		.14	.11	.50 [c]	.12	.13
Net realized and unrealized gain (loss) on investments and foreign currency	.21		4.85	(4.46)	6.77	(.17)	2.07
Total from investment operations	.22		4.99	(4.35)	7.27	(.05)	2.20
Less distributions from:

Net investment income	(.00	)*	(.15)	(.25)	(.35)	(.39)	(.08)
Net realized gains	(.34)		(.37)	(3.40)	(.39)	(.59)	(1.15)
Return of capital	—		—	—	—	(.21)	—
Total distributions	(.34)		(.52)	(3.65)	(.74)	(1.19)	(1.23)
Dilution in net asset value from dividend reinvestment	(.02)		(.11)	(.06)	(.05)	(.05)	(.13)
Increase resulting from share repurchases	.04		.08	.10	.04	.07	.03
Net asset value, end of period	$17.87		$17.97	$13.53	$21.49	$14.97	$16.19
Market value, end of period	$15.18		$15.68	$11.70	$19.44	$13.07	$14.70

Total Investment Return for the Period[b]
Based upon market value (%)	(.98	)***	38.75	(23.89)	54.02	(3.25)	14.31
Based upon net asset value (%)	1.65	***	37.51	(20.38)	48.65	.61	15.38

The accompanying notes are an integral part of the financial statements.

18	|	The New Germany Fund, Inc.

Financial Highlights (continued)

	Six Months Ended 6/30/20		Years Ended December 31,
	(Unaudited)		2019	2018	2017		2016	2015

Ratios to Average Net Assets
Total expenses (%)	1.14	**	1.16	1.16	1.16		1.21	1.16
Net investment income (%)	.04	***	.87	.52	2.70	[c]	.76	.78
Portfolio turnover (%)	29	***	36	37	25		65	55
Net assets at end of period ($ thousands)	281,010		285,176	210,587	339,624		235,839	257,825

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]

Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.42 per share and 2.28% of average daily net assets, for the year ended December 31, 2017.

*	Amount is less than $.005 per share.

**	Annualized.

***	Not annualized.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	19

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The New Germany Fund, Inc. (the “Fund”) was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies and closed-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the

20	|	The New Germany Fund, Inc.

Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized

The New Germany Fund, Inc.	|	21

effective rate as of June 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2020, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2020, the exchange rate was EUR €1.00 to USD $1.12.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

22	|	The New Germany Fund, Inc.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At June 30, 2020, the aggregate cost of investments for federal income tax purposes was $217,998,556. The net unrealized appreciation for all investments based on tax cost was $84,444,958. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $105,980,169 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $21,535,211.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign passive investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH. The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWS International GmbH and DIMA are affiliated companies.

The New Germany Fund, Inc.	|	23

Under the Investment Advisory Agreement with DWS International GmbH, DWS International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWS International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWS International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.75% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the six months ended June 30, 2020, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.66% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DSC included in the Statement of Operations under “Services to shareholders” aggregated $6,006, of which $1,006 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $5,534, of which $5,439 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended June 30, 2020, Deutsche Bank did not receive brokerage commissions from the Fund.

24	|	The New Germany Fund, Inc.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2020, were $75,980,164 and $85,027,184, respectively.

E. Capital

During the six months ended June 30, 2020 and the year ended December 31, 2019, the Fund purchased 298,000 and 643,500 of its shares of common stock on the open market at a total cost of $4,329,262 and $9,025,360 ($14.53 and $14.03 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 13.71% and 11.84%, respectively.

During the six months ended June 30, 2020 and the year ended December 31, 2019, the Fund issued for dividend reinvestment 156,925 and 952,989 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 13.62% and 11.92%, respectively.

F. Share Repurchases

On July 27, 2018, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 1,595,000 shares during the period from August 1, 2018 through July 31, 2019. The Fund repurchased 649,200 shares between August 1, 2018 and July 31, 2019. On July 26, 2019, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2019 through July 31, 2020. The Fund repurchased 609,700 shares between August 1, 2019 and June 30, 2020. On July 24, 2020, the Fund announced that the Board

The New Germany Fund, Inc.	|	25

of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,573,000 shares during the period from August 1, 2020 through July 31, 2021.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2020, there were four shareholders that held approximately 13%, 13%, 9% and 6%, respectively, of the outstanding shares of the Fund.

H. Other - Covid-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

I. Other - Deutsche Bank AG Consent Order

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a

26	|	The New Germany Fund, Inc.

system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory or fund management activities of DWS International GmbH (“DWSI”). DWS Group, of which DWSI is a wholly-owned subsidiary, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, DWSI would not be eligible to continue to provide investment advisory services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB, DWSI and certain other affiliated companies are seeking temporary and permanent orders from the SEC to permit them to continue to provide investment advisory and underwriting services to registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with its fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, DWSI continues to provide investment advisory services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, DWSI has informed the Fund that it believes the Consent Order will not have any material impact on the Fund or DWSI’s ability to provide investment advisory services for the Fund.

The New Germany Fund, Inc.	|	27

Report of Annual Meeting of Stockholders	(Unaudited)

The Annual Meeting of Stockholders (the “Meeting”) of The New Germany Fund, Inc. was called to order on June 25, 2020. At the close of business on May 1, 2020, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 15,731,617 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 13,536,262 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1.	To elect three (3) Class II Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Dr. Kenneth C. Froewiss	11,388,241	2,148,018
Dr. Christopher Pleister	12,438,240	1,098,019
Mr. Christian M. Zügel	12,462,555	1,073,703

2.	To elect one (1) Class I Director, to serve for a term of two years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Dr. Holger Hatje	12,471,389	1,064,869

3.	To elect one (1) Class III Director, to serve for a term of one year and until her successor is elected and qualifies.

	Number of Votes
	For	Withheld
Ms. Hepsen Uzcan	11,216,895	2,319,363

4.

To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2020.

Number of Votes
For	Against	Abstain

13,355,347	95,024	85,891

28	|	The New Germany Fund, Inc.

Additional Information
Automated Information Lines	DWS Closed-End Fund Info Line 1-800-GERMANY (1-800-437-6269)
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds One International Place, 12th Floor Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 1-800-GERMANY (1-800-437-6269)
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our Web site — dws.com/en-us/resources/proxy-voting or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at 1-800-GERMANY (1-800-437-6269).
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings as of the month-end are posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com.

The New Germany Fund, Inc.	|	29

Investment Management

DWS International GmbH (the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Open Market Purchases by the Fund	Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-GERMANY (1-800-437-6269)

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

30	|	The New Germany Fund, Inc.

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

The New Germany Fund, Inc.	|	31

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

32	|	The New Germany Fund, Inc.

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) for shareholder reports.

NGF-3

(R-028304-9 8/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	81,000	$ 15.76	81,000	1,217,300
February 1 through February 29	53,000	$ 15.35	53,000	1,164,300
March 1 through March 31	65,900	$ 12.02	65,900	1,098,400
April 1 through April 30	0	$ -	0	1,098,400
May 1 through May 31	27,100	$ 13.66	27,100	1,071,300
June 1 through June 30	71,000	$ 15.09	71,000	1,000,300

Total	298,000	$ 14.53	298,000

On July 26, 2019, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2019 through July 31, 2020. The Fund repurchased 609,700 shares between August 1, 2019 and June 30, 2020.

On July 24, 2020, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,573,000 shares during the period from August 1, 2020 through July 31, 2021.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/28/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/28/2020